                                                                    Exhibit 10.2

                                 AMENDMENT NO. 1



                  AMENDMENT NO. 1 dated as of September 25, 2003 (this "Amendment"), to the Receivables Purchase Agreement, dated as of May 6, 2003 (as amended to the date hereof, the "Receivables Purchase Agreement"), among Polyone Funding Corporation, a Delaware corporation (the "Seller"), Polyone Corporation, an Ohio corporation ("PolyOne"), as the Servicer (as therein defined), the Purchasers (as therein defined), Citicorp USA, Inc., a Delaware corporation, as administrative agent (the "Agent") for the Purchasers and the other Owners (as therein defined), Citibank, N.A., a national association, as issuing bank (the "Issuing Bank"), and National City Commercial Finance, Inc., an Ohio corporation, as the syndication agent. Capitalized terms used herein but not defined herein are used as defined in the Receivables Purchase Agreement.


                              W I T N E S S E T H:

                  WHEREAS, the Seller, the Servicer, the Purchasers, the Issuing Bank and the Agent are party to the Receivables Purchase Agreement and the undersigned Purchasers constitute the Required Purchasers;

                  WHEREAS, the Seller has requested that the Agent and the Purchasers constituting the Required Purchasers agree to amend the Receivables Purchase Agreement to reduce the Interest Coverage Ratio the Servicer is required to maintain; and

                  WHEREAS, pursuant to Section 11.01 (Amendments, Etc.) of the Receivables Purchase Agreement, the consent of the Required Purchasers is required to amend the provisions of the Receivables Purchase Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

         SECTION 1. AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT. Section 5.07 of the Receivables Purchase Agreement is, effective as of the Amendment Effective Date and subject the satisfaction (or due waiver) of the conditions set forth in
Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended by deleting the table therein in its entirety and replacing it with the following table:

                  -------------------------------------------- -----------------
                  FISCAL QUARTER                               RATIO
                  -------------------------------------------- -----------------
                  September 30, 2003                           0.50 to 1
                  -------------------------------------------- -----------------
                  December 31, 2003                            0.65 to 1
                  -------------------------------------------- -----------------
                  March 31, 2004                               0.75 to 1
                  -------------------------------------------- -----------------
                  June 30, 2004                                1.00 to 1
                  -------------------------------------------- -----------------
                  September 30, 2004                           1.50 to 1
                  -------------------------------------------- -----------------
                  December 31, 2004                            1.90 to 1
                  -------------------------------------------- -----------------
                  March 31, 2005                               2.00 to 1
                  -------------------------------------------- -----------------
                  June 30, 2005                                2.25 to 1
                  -------------------------------------------- -----------------

                  -------------------------------------------- -----------------
                  September 30, 2005 and thereafter            2.5 to 1
                  -------------------------------------------- -----------------


         SECTION 2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

                  This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the "Amendment Effective Date") or duly waived by the
Agent:

         (a) CERTAIN DOCUMENTS

         The Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Agent), in form and substance satisfactory to the Agent and in sufficient copies for each Purchaser:

               (i) this Amendment, duly executed by the Seller, the Servicer, the Agent and Purchasers constituting Required Purchasers; and

               (ii) such additional documentation as the Agent may reasonably require.

         (b) FEES AND EXPENSES PAID

         The Seller shall have paid to the Agent:

               (i) on behalf of each Purchaser approving this Amendment on or prior to 5:00 pm on September 25, 2003, an amendment fee equal to one-eighth of one percent (0.125%) of the aggregate amount of the Commitments of each consenting Purchaser and each other fee payable in connection with this Amendment; and

               (ii) all other obligations of the Seller due under the Transaction Documents, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date and all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Transaction Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and all other Transaction Documents) and all other costs, expenses and fees due under any Transaction Document.

      SECTION 3. REPRESENTATIONS AND WARRANTIES

         On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Seller hereby represents and warrants to the Agent and each Purchaser as follows:

         (a) this Amendment has been duly authorized, executed and delivered by the Seller and the Servicer and constitutes a legal, valid and binding obligation of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with its terms and the Receivables Purchase Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with its terms;

         (b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Receivables Purchase Agreement, the other Transaction Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Receivables Purchase Agreement" shall be deemed to refer to the Receivables Purchase Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

         (c) after giving effect to this Amendment, no Potential Event of Termination or Event of Termination (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date; and

         (d) no litigation has been commenced against the Seller, the Servicer, or any Originator or any of their respective Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by the Seller, the Servicer, or an Originator required or contemplated by this Amendment, the Receivables Purchase Agreement or any Transaction Document, in each case as amended hereby (if applicable).

      SECTION 4. REFERENCE TO THE EFFECT ON THE TRANSACTION DOCUMENTS

         (a) As of the Amendment Effective Date, each reference in the Receivables Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Transaction Documents to the Receivables Purchase Agreement (including, without limitation, by means of words like "thereunder," "thereof" and words of like import), shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and this Amendment and the Receivables Purchase Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Receivables Purchase Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

         (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Receivables Purchase Agreement and all other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Purchasers, Issuing Bank or the Agent under any of the Transaction Documents, nor constitute a waiver or amendment of any other provision of any of the Transaction Documents or for any purpose except as expressly set forth herein.

         (d) This Amendment is a Transaction Document.

      SECTION 5. EXECUTION IN COUNTERPARTS

         This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 6. GOVERNING LAW

         This Amendment shall be governed by and construed in accordance with the law of the State of New York.

      SECTION 7. SECTION TITLES

         The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

      SECTION 8. NOTICES

         All communications and notices hereunder shall be given as provided in the Transaction Documents.

      SECTION 9. SEVERABILITY

         The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

      SECTION 10. SUCCESSORS

         The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      SECTION 11. WAIVER OF JURY TRIAL

         EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                      POLYONE FUNDING CORPORATION,
                                           as Seller


                                      By:  /s/ John Rastetter
                                           -----------------------------
                                           Name:  John Rastetter
                                           Title: President

                                      POLYONE CORPORATION,
                                           as Servicer


                                      By:  /s/ John Rastetter
                                           -----------------------------
                                           Name:  John Rastetter
                                           Title: Treasurer


                                      CITICORP USA, INC.,
                                           as Agent and Purchaser


                                      By:  /s/ David Jaffe
                                           -----------------------------
                                           Name:  David Jaffe
                                           Title: Vice President


                                      NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                           as Syndication Agent and Purchaser


                                      By:  /s/ James C. Ritchie
                                           -----------------------------
                                           Name:  James C. Ritchie
                                           Title: Vice President


                                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                                           as a Purchaser


                                      By:  /s/ Renee M. Singer
                                           -----------------------------
                                           Name:  Renee M. Singer
                                           Title: Vice President


                         [Signature Page To Amendment]

                                      FLEET CAPITAL CORPORATION,
                                           as a Purchaser


                                      By:  /s/ Michael Kerneklian
                                           --------------------------------
                                           Name:  Michael Kerneklian
                                           Title: Vice President

                                      GMAC COMMERCIAL FINANCE LLC,
                                           as a Purchaser


                                      By:  /s/ John Buff
                                           --------------------------------
                                           Name:  John Buff
                                           Title: Managing Director

                                      MERRILL LYNCH CAPITAL,
                                           a division of Merrill Lynch Business
                                           Financial Services, Inc.,
                                           as an Initial Purchaser


                                      By:  /s/ Tara Wrobel
                                           --------------------------------
                                           Name:  Tara Wrobel
                                           Title: Vice President

                                      LASALLE BUSINESS CREDIT, LLC,
                                           as an Initial Purchaser


                                      By:  /s/ Daniel K. Clancy
                                           --------------------------------
                                           Name:  Daniel K. Clancy
                                           Title: Vice President


                                      PNC BANK, N.A.,
                                           as an Initial Purchaser


                                      By:  /s/ Jacqueline MacKenzie
                                           --------------------------------
                                           Name:  Jacqueline MacKenzie
                                           Title: Assistant Vice President


                                      ORIX BUSINESS CREDIT GROUP,
                                      A DIVISION OF
                                      ORIX FINANCIAL SERVICES, INC.,
                                           as an Initial Purchaser


                                      By:  /s/ D. Darby Jones
                                           --------------------------------
                                           Name:  D. Darby Jones
                                           Title: Vice President

                         [Signature Page To Amendment]

                                      U.S. BANK NATIONAL ASSOCIATION,
                                           as an Initial Purchaser


                                      By:  /s/ David A. Hickey
                                           --------------------------------
                                           Name:  David A. Hickey
                                           Title: AVP


                                      WHITEHALL BUSINESS CREDIT CORPORATION,
                                           as an Initial Purchaser


                                      By:  /s/ Joseph A. Klapkowski
                                           --------------------------------
                                           Name:  Joseph A. Klapkowski
                                           Title: Duly Authorized Signatory



                         [Signature Page To Amendment]